UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tevogen Bio Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TEVOGEN BIO HOLDINGS INC.

15 Independence Boulevard, Suite #210

Warren, New Jersey

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AT 11 A.M. EASTERN TIME ON FEBRUARY 19, 2026

MEETING LOCATION:

www.virtualshareholdermeeting.com/TVGN2026SM

Dear Tevogen Bio Holdings Inc. Stockholder:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Tevogen Bio Holdings Inc. (the “Company”). The Special Meeting will be held on February 19, 2026, commencing at 11:00 a.m. Eastern Time, and will be a completely virtual meeting of stockholders. We expect to commence mailing these proxy materials to our stockholders on or about January [__], 2026.

The items of business for the Special Meeting are to:

1.	Approve an amendment to the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 100 million.

The Board of Directors recommends that you vote FOR Proposal 1.

2.	Approve an amendment to our certificate of incorporation to effect a reverse stock split of our shares of common stock that are issued and outstanding at a ratio between 1:25 and 1:85, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”).

The Board of Directors recommends that you vote FOR Proposal 2.

We will also transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, our Board of Directors reserves the right to elect not to proceed with implementing the Reverse Stock Split Proposal at any time prior to the date on which the amendment to our certificate of incorporation becomes effective pursuant to the Delaware General Corporation Law, if the Board of Directors determines, in its sole discretion, that the Reverse Stock Split Proposal is no longer in the best interests of the Company or its stockholders.

The Special Meeting will be held only via live webcast. We believe that the virtual meeting format expands stockholder access and participation and improves communications.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/TVGN2026SM. To vote at the meeting, you must have your control number that is shown on your voting instruction form or proxy card. We encourage you to access the Special Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 10:45 a.m. Eastern Time on the date of the Special Meeting.

Only stockholders of record at the close of business on January 21, 2026 are entitled to notice of and to vote at the Special Meeting. Any person who was not a stockholder as of the record date may attend the Special Meeting as an observer but will not be able to vote or ask questions.

We encourage you to attend the Special Meeting, but it is important that your shares are represented at the Special Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote online, by mail, or by phone as soon as possible, using one of the methods below.

Your Vote is Important

We encourage all stockholders of record to read the attached proxy statement with care and vote right away using any of the following methods, even if they intend to attend the Special Meeting. If you plan to vote during the Special Meeting, you may do so if you enter your “control number.” The control number is a 16-digit number that you can find in your voting instruction form (if you are a beneficial owner who received proxy materials by mail) or proxy card (if you are a stockholder of record who received proxy materials by mail), as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/TVGN2026SM. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank, or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

To vote online at www.proxyvote.com, have the 16-digit control number available and then follow the instructions. Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction card or otherwise provided by your bank, broker, or other nominee.

Online	www.proxyvote.com
By Phone	In the U.S. or Canada dial toll-free (800) 690-6903
By Mail	Cast your ballot, sign your proxy card, and send in our prepaid envelope

Tevogen Bio Holdings Inc.

By order of the Board of Directors,

Dr. Ryan Saadi

Chairperson of the Board of Directors, Director, and Chief Executive Officer

Warren, New Jersey, USA

January [__], 2026

i

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement on Schedule 14A (the “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our plans regarding equity grants, impacts of our compensation program, our stock price, and our compliance with stock exchange listing standards.

All statements other than statements of historical fact may constitute forward-looking statements. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should,” or “will” or the negative or plural of these words or other similar terms or expressions.

These forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks, and uncertainties, including, but not limited to, changes in global, regional, or local political, economic, business, competitive, market, regulatory, and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2025 (the “2024 Form 10-K”), and in our subsequent filings with the SEC. Should any of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what may be expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

1

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement regarding the special meeting of stockholders (the “Special Meeting”) of Tevogen Bio Holdings Inc. (“Tevogen,” “we,” “us,” “our,” or the “Company”) to be held on February 19, 2026, commencing at 11:00 a.m. Eastern Time. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

About Tevogen

Tevogen is an innovative healthcare enterprise dedicated to advancing patient care through affordability, efficiency, and scientific excellence. Our mission is to make cutting-edge treatments accessible to all by combining rigorous research with streamlined delivery models. Tevogen aims to prioritize community health needs and equity in order to ensure that our solutions not only meet the highest scientific standards but also address real-world challenges in healthcare accessibility and cost.

The company leverages artificial intelligence and precision T cell therapy platforms, a patient-first and cost-disciplined operating model, and engagements with global technology leaders to support the development of advanced, life-saving therapies across multiple therapeutic areas and scalable solutions for the broader healthcare system.

Tevogen has completed a proof-of-concept clinical trial for TVGN 489 that highlights the potential of its single-human leukocyte antigen (“HLA”)-restricted, genetically unmodified allogeneic T cells. The Tevogen pipeline spans virology and oncology, with programs built on the company’s proprietary ExacTcell™ platform. ExacTcell is a set of processes and methodologies to develop, enrich, and expand single human leukocyte antigen restricted CTL therapies with proactively selected, precisely defined targets. ExacTcell is designed to maximize the immunologic specificity of our products in order to eliminate malignant and virally infected cells while allowing healthy cells to remain intact.

Tevogen.AI is designed to transform drug development by accelerating target detection, reducing failure rates, and supporting optimized clinical trial design through proprietary predictive technologies. Current technologies are PredicTcell™, which applies machine learning to analyze and understand immunologically active peptides, and AdapTcell™, which enables in-silico experimentation to inform genetics and proteomics while building a high-resolution map of HLA specificity. There are two patents pending for these innovations: systems and methods for predicting immunologically active peptides using machine learning models and AI algorithms designed to predict T cell receptor engagement with specific HLA-peptide complexes.

Powered by scalable cloud and data services from leading technology providers, including Microsoft and Databricks, Tevogen.AI advances the Company’s long-term ambition to predict the proteome for any given protein–HLA combination, enabling faster, more cost-efficient therapeutic discovery and development.

Our pipeline includes:

Candidate	Description of Targeted Patients

TVGN 489 AO	Anti-infective treatment of immunocompromised cancer patients with Acute COVID
TVGN 489 AR	Anti-infective treatment of immunocompromised Rheumatoid patients with Acute COVID

Candidate	Description of Targeted Patients

TVGN 930 LL	EBV-associated Leukemia & lymphomas: At least 4 / 5 indications rare disease
TVGN 116 HB	Patients with Chronic HBV infection / # diagnosed with HBV -25% (Prevent liver cancer in patients with cirrhosis, prevent progression of liver cancer patients/prevent recurrence of cancer in transplant patients)
TVGN 920	Oropharyngeal (Throat) cancer and cancers related cervix, anus, vulva, penis and vagina associated with Human Papillomavirus (HPV)

Accounting Treatment of Assets

Tevogen’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Under GAAP, the Company’s significant internally developed assets are not reflected on the Company’s balance sheet. Nonetheless, we believe these assets have the potential to create substantial long-term value.

Business Combination

On February 14, 2024 (the “Closing Date”), we consummated a business combination pursuant to that certain Agreement and Plan of Merger, dated June 28, 2023 (the “Merger Agreement”), by and among Semper Paratus Acquisition Corporation, a Cayman Islands exempted company (“Semper Paratus”), Semper Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Semper Paratus (“Merger Sub”), SSVK Associates, LLC, a Delaware limited liability company, in its capacity as purchaser representative, Tevogen Bio Inc (n/k/a Tevogen Bio Inc.), a Delaware corporation (“Tevogen Bio”), and Dr. Ryan Saadi, in his capacity as seller representative, pursuant to which Merger Sub merged with and into Tevogen Bio (the “Merger”), with Tevogen Bio being the surviving company and a wholly owned subsidiary of Semper Paratus (the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), we changed our name to Tevogen Bio Holdings Inc.

2

Voting Matters and Board Recommendations

	Proposal	The Board’s Recommendations	Page
1.	Approve an amendment to the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 100 million (the “2024 Plan Amendment Proposal”).	FOR	4

2.	Approve an amendment to our certificate of incorporation to effect a reverse stock split of our shares of common stock that are issued and outstanding at a ratio between 1:25 and 1:85, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors (the “Board”) in its sole discretion (the “Reverse Stock Split Proposal”).	FOR	18

	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How to Vote

Online, Before the Meeting - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the Special Meeting, February 18, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

At the Special Meeting – www.virtualshareholdermeeting.com/TVGN2026SM

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on January 21, 2026 (the “Record Date”), you may attend the Special Meeting by visiting www.virtualshareholdermeeting.com/TVGN2026SM and logging in by entering the 16-digit control number found on your proxy card or voter instruction form, as applicable.

Phone

(800) 690-6903

Use any phone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the Special Meeting, February 18, 2026. Have your proxy card in hand when you call and then follow the instructions.

Mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

3

PROPOSAL 1:

AMENDMENT TO 2024 PLAN TO INCREASE THE NUMBER OF SHARES

OF COMMON STOCK AVAILABLE FOR ISSUANCE

Background

The stockholders are being asked to approve an amendment to Section 4.1 of the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan by 100 million shares from 58,951,432 shares of common stock to 158,951,432 shares of common stock.

The 2024 Plan Amendment Approval will not be effective unless and until it is approved by our stockholders. The 2024 Plan Amendment Proposal is not contingent on the approval by our stockholders of the Reverse Stock Split Proposal, or vice versa. If the Reverse Stock Split Proposal is approved by our stockholders and the Board determines, in its discretion, to effect a reverse stock split, the number of shares of common stock reserved for issuance under the 2024 Plan will be adjusted in proportion to the reverse stock split ratio, regardless of whether the 2024 Plan Amendment Proposal is approved by our stockholders.

The purpose of the 2024 Plan is (i) to provide eligible persons with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit our stockholders and other important stakeholders, including our employees and customers, and (ii) to provide a means of recruiting, rewarding, and retaining key personnel.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of restricted stock, restricted stock units (“RSUs”), and other equity awards under the 2024 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating, and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation. Finally, the Board believes that equity awards provide employees, directors, and consultants with an important say in the future of the Company through voting rights incident to restricted stock awards and shares issued upon the vesting and exercise or settlement of other equity awards. In this regard, the grant of awards to employees, directors, and consultants could be construed as affecting the ability of third parties to take over or change control of the Company by vesting additional voting rights with insiders. On the Record Date, our directors and executive officers held 70.51% of the outstanding shares entitled to vote at the meeting. See “Security Ownership of Certain Beneficial Owners and Management” below for additional information on the beneficial ownership of our directors and officers.

As of the Record Date, there were awards for 9,469,839 shares of common stock remaining available for issuance under the 2024 Plan.

The above-described amendment to the 2024 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 58,951,432 shares of common stock to 158,951,432 shares of common stock was approved by the Board on January 15, 2026, and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment to the 2024 Plan, the amendment will not take effect, but we may continue to grant awards under the 2024 Plan in accordance with the current terms and conditions of the 2024 Plan. The Board has determined that it is in the best interests of us and our stockholders that this amendment to the 2024 Plan be approved and is asking our stockholders for their approval of this amendment to the 2024 Plan. The form of Amendment No. 1 to the 2024 Plan, which includes this amendment only, is attached as Annex A to this Proxy Statement.

4

Notable Features of the 2024 Plan

As described in more detail below, certain notable features of the 2024 Plan include:

●	granting of options and stock appreciation rights (“SARs”) only at a per share exercise price at least equal to the fair market value of a share of common stock on the grant date;

●	granting of options with a ten-year maximum term;

●	awards are subject to potential clawback, forfeiture, repayment or other similar action pursuant to any clawback policy adopted by the Company or an affiliate or applicable law;

●	no liberal share recycling;

●	no payment of dividends or dividend equivalent rights on options or SARs, and no current payment of dividends or dividend equivalent rights on unvested performance-based awards; and

●	no repricing of options or SARs without prior stockholder approval.

Summary of the Material Terms of the 2024 Plan

A summary of the material terms of the 2024 Plan is set forth below. The following is qualified in its entirety by the full text of the 2024 Plan, which is incorporated by reference as Exhibit 10.9 to the 2024 Form 10-K, as amended by the 2024 Plan Amendment Proposal. We encourage stockholders to read and refer to the complete plan document for a more complete description of the 2024 Plan.

Eligibility

Equity awards may be granted under the 2024 Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the Company or the Company’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the 2024 Plan. As of January 15, 2026, there are 19 employees, including each of our named executive officers, and 6 non-employee directors of the Company who are eligible to participate in the 2024 Plan. Only the Company’s employees or employees of the Company’s corporate subsidiaries are eligible to receive incentive stock options.

Effective Date and Term

The effective date of the 2024 Plan is January 9, 2024, the date the plan was adopted by our Board (the “Effective Date”). The 2024 Plan will terminate automatically at 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the Board or in accordance with the terms of the 2024 Plan.

Administration, Amendment and Termination

The 2024 Plan is generally administered by a committee composed of not fewer than two directors of the Company designated by the Board, each of whom is a “non-employee director” and satisfies the composition requirements under the listing rules of any stock exchange on which the common stock is listed, or, if no Committee has been so designated, the Board (the “Committee”). The 2024 Plan is currently administered by the Board. The Committee generally has full power and authority to interpret and construe all provisions of the 2024 Plan, any award, and any award agreement, and take all related actions and to make all related determinations. The Committee may delegate authority to the Chief Executive Officer of the Company and/or any other officers of the Company for certain limited purposes permitted by the 2024 Plan.

5

The Board generally may amend, suspend, or terminate the 2024 Plan at any time, except that no such action may amend the 2024 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by the Board, the terms of the 2024 Plan, or applicable law.

Awards

Awards under the 2024 Plan may be made in the form of:

●	stock options, which may be either incentive stock options or nonqualified stock options;

●	SARs;

●	restricted stock;

●	restricted stock units;

●	deferred stock units;

●	unrestricted stock;

●	dividend equivalent rights;

●	performance awards, including performance shares;

●	other equity-based awards; or

●	cash.

An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and a nonqualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of stock, cash or a combination of stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the SAR. Restricted stock is an award of common stock subject to restrictions over restricted periods that subject the shares of common stock to a substantial risk of forfeiture, as defined in Section 83 of the Code. An RSU or deferred stock unit is an award that represents a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Unrestricted shares are shares of common stock free of restrictions other than those imposed under federal or state securities law. Dividend equivalent rights are awards entitling the grantee to receive cash, shares of common stock, other awards under the 2024 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of common stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Committee. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, other than an option, SAR, restricted stock, RSU, unrestricted stock, dividend equivalent right, or a performance award.

Forfeiture; Clawback

The Company may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of certain actions taken by, or failed to be taken by, such grantee, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the 2024 Plan), the Committee may annul the grantee’s award as of the date of the grantee’s termination.

In addition, any award granted pursuant to the 2024 Plan will be subject to mandatory repayment by the grantee to the Company to the extent (i) set forth in the 2024 Plan or in an award agreement, or (ii) the grantee is or becomes subject to any clawback policy or compensation recovery policy or such other similar policy of the Company or an affiliate, including the Tevogen Bio Holdings Inc. Incentive Compensation Recovery Policy, which is incorporated by reference as Exhibit 97.1 to the 2024 Form 10-K, or any applicable laws that impose mandatory recoupment.

6

Shares Subject to the 2024 Plan

In connection with the Closing, the Company adopted the 2024 Plan and no longer grants awards pursuant to Tevogen Bio’s 2020 Equity Incentive Plan (the “2020 Plan”). Each RSU award granted under the 2020 Plan (the “2020 Plan”) that was outstanding and unvested as of the Closing Date was automatically canceled and converted into an award under the 2024 Plan with respect to our common stock (the “Rollover RSUs”). Such Rollover RSUs remain subject to the same terms and conditions as set forth under the applicable award agreement prior to the Closing.

Subject to adjustment as described below, if the stockholders approve the 2024 Plan Amendment Proposal and the 2024 Plan is amended, the maximum number of shares of common stock reserved for issuance under the 2024 Plan will be equal to the sum of (a) 140,000,000 shares of common stock plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of common stock equal to 5.0% of the total number of shares of common stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of common stock as determined by the Committee.

If the Reverse Stock Split Proposal is approved by our stockholders and the Board determines, in its discretion, to effect a reverse stock split, the number of shares of common stock reserved for issuance under the 2024 Plan will be adjusted in proportion to the reverse stocks split ratio.

Any shares of common stock covered by an award, or portion of an award, granted under the 2024 Plan that are not purchased or forfeited or canceled, or expire or otherwise terminate without the issuance of shares of common stock or are settled in cash in lieu of shares of common stock, will again be available for issuance under the 2024 Plan. The number of shares of common stock available for issuance under the 2024 Plan will not be increased by the number of shares of common stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR; (iii) deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations; or (iv) purchased by the Company with proceeds from option exercises.

Options

The 2024 Plan authorizes the Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. An option granted under the 2024 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2024 Plan. Generally, no option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the 2024 Plan). The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service. The exercise price of each option will be determined by the Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of common stock on the grant date (other than as permitted for substitute awards). If the Company were to grant incentive stock options to any ten percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of common stock on the grant date.

Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Stock Appreciation Rights

The 2024 Plan authorizes the Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, common stock, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of common stock on the date of exercise over the fair market value of shares of common stock on the grant date. SARs will become exercisable in accordance with terms determined by the Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant. The per share exercise price of a SAR will be no less than the fair market value of one share of common stock on the grant date of such SAR.

7

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed not to be for value.

Fair Market Value

For so long as the common stock remains listed on Nasdaq, the fair market value of the common stock on an award’s grant date, or on any other date for which fair market value is required to be established under the 2024 Plan, will be the closing price of the common stock as reported on Nasdaq on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on such market on the next preceding date on which any sale of common stock will have been reported.

If the common stock ceases to be listed on Nasdaq and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

If the common stock ceases to be listed on Nasdaq or another established national or regional stock exchange, or traded on another established securities market, the Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

As of January 15, 2026, the latest practicable date, the closing price per share of the common stock as reported on Nasdaq was $0.3264.

No Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of common stock, other securities or other property), stock split, extraordinary dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of common stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval, (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (b) cancel outstanding options or SARs in exchange for, or in substitution of, options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or (c) cancel outstanding options or SARs with an exercise price above the current price of our common stock in exchange for cash or other securities, in each case, unless such action is (i) subject to and approved by our stockholders, or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which our common stock is listed or publicly traded.

Restricted Stock, Restricted Stock Units, and Deferred Stock Units

The 2024 Plan authorizes the Committee to grant restricted stock, RSUs, and deferred stock units. Subject to the provisions of the 2024 Plan, the Committee will determine the terms and conditions of each award of restricted stock, RSUs, and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of common stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares of common stock, including, without limitation, the right to vote the shares of common stock and receive dividends or distributions on the shares of common stock, except to the extent limited by the Committee. Grantees of RSUs and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.

During the restricted period, if any, when restricted stock, RSUs, and deferred stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of the grantees’ restricted stock, RSUs, and deferred stock units.

8

Unrestricted Stock

The 2024 Plan authorizes the Committee to grant unrestricted stock, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Committee may determine. Unrestricted stock awards may be granted or sold in respect of past services.

Dividend Equivalent Rights

The 2024 Plan authorizes the Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to, an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of common stock or awards that may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation) and may be payable in cash, shares of common stock, or a combination of the two. Dividend equivalent rights granted as a component of another award may (a) provide that such dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restriction on, such other award and that such dividend equivalent will expire or be forfeited or annulled under the same conditions as such award or (b) contain terms and conditions that differ from the terms and conditions of such other award, provided that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award that vests or is earned based on the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such dividend equivalent rights.

Performance Awards

The 2024 Plan authorizes the Committee to grant performance awards. The Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measures may be used to measure the performance of the Company and its subsidiaries and other affiliates as a whole or any business unit of the Company, its subsidiaries, and/or its affiliates or any combination thereof, as the Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate. Performance goals may relate to the Company’s financial performance or the financial performance of the Company’s operating units, the grantee’s performance, or such other criteria determined by the Committee. If the performance goals are met, performance awards will be paid in cash, shares of common stock, other awards, or a combination thereof.

Other Equity-Based Awards

The 2024 Plan authorizes the Committee to grant other types of stock-based awards under the 2024 Plan. The terms and conditions that apply to other equity-based awards are determined by the Committee.

Change in Capitalization

The Committee may adjust the terms of outstanding awards under the 2024 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.

Transaction not Constituting a Change in Control

If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a “change in control” (as defined in the 2024 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of common stock subject to such performance awards would have been entitled to receive following such transaction.

9

Effect of a Change in Control in which Awards are not Assumed

Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are not being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued:

●	Immediately prior to the occurrence of such change in control, in each case with the exception of performance awards, all outstanding shares of restricted stock and all RSUs, deferred stock units, and dividend equivalent rights will be deemed to have vested, and all shares of common stock and/or cash subject to such awards will be delivered; and either or both of the following two actions will be taken:

○	At least fifteen (15) days prior to the scheduled consummation of such change in control, all options and SARs outstanding will become immediately exercisable and will remain exercisable for a period of fifteen (15) days. Any exercise of an option or SAR during this fifteen (15) day period will be conditioned on the consummation of the applicable change in control and will be effective only immediately before the consummation thereof, and upon consummation of such change in control, the 2024 Plan and all outstanding but unexercised options and SARs will terminate, with or without consideration as determined by the Committee in its sole discretion; and/or

○	The Committee may elect, in its sole discretion, to cancel any outstanding awards of options, SARs, restricted stock, RSUs, deferred stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or capital stock having a value (as determined by the Committee acting in good faith), in the case of restricted stock, RSUs, deferred stock units, and dividend equivalent rights (for shares of common stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of common stock subject to such options or SARs multiplied by the amount, if any, which (i) the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control exceeds (ii) the option price or SAR price applicable to such options or SARs.

●	For performance awards, if less than half of the performance period has lapsed, such awards will be treated as though the target performance thereunder has been achieved. If at least half of the performance period has lapsed, such performance awards will be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of (i) deemed achievement of target performance or (ii) determination of actual performance as of a date reasonably proximate to the date of consummation of the change in control as determined by the Committee, in its sole discretion.

●	Other Equity-Based Awards will be governed by the terms of the applicable award agreement.

Effect of a Change in Control in which Awards are Assumed

Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are being assumed or continued, the 2024 Plan and the options, SARs, restricted stock, RSUs, deferred stock units, dividend equivalent rights, and other equity-based equity awards granted under the 2024 Plan will continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards of new options, SARs, restricted stock, RSUs, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares of common stock and exercise price of options and SARs.

10

Certain Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of awards under the 2024 Plan for grantees and the Company will depend on the type of award granted. The summary does not contain a complete analysis of all the potential tax consequences relating to grants under the 2024 Plan, including state, local or foreign tax consequences and is not intended as tax guidance to grantees under the 2024 Plan. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, grantees are advised to consult their own tax advisors with respect to the tax consequences of receiving grants under the 2024 Plan.

Restricted Stock and Restricted Stock Units

Upon the grant of restricted stock or RSUs, there generally will be no tax consequences to the grantee. Generally, the grantee will recognize ordinary income in connection with the vesting of the award, in an amount equal to, in the case of restricted stock, the value of the shares of common stock on the vesting date, or, in the case of RSUs, the amount of any cash paid and the fair market value of any shares of common stock delivered upon vesting. With respect to restricted stock, under Section 83 of the Code, a grantee may elect to recognize income at the grant date rather than the date of vesting. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Incentive Stock Options

An option holder generally will not realize taxable income upon the grant of an incentive stock option under the 2024 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares of common stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.

If an option holder sells the shares of common stock acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of common stock were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the option holder if the Company complies with applicable reporting requirements and subject to Section 162(m) of the Code.

11

If an option holder pays the exercise price of an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the exercise price, the exchange of shares of common stock will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares of common stock being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares of common stock tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the new shares of common stock will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock.

Nonqualified Stock Options

An option holder generally will not realize taxable income upon the grant of a nonqualified stock option. When an option holder exercises the option, however, the excess of the fair market value of the shares of common stock purchased pursuant to the option over the exercise price of the option will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and subject to Section 162(m) of the Code.

Upon the option holder’s disposition of common stock acquired upon exercise of a nonqualified stock option, any gain realized in excess of the option holder’s basis in the stock will be reportable by the option holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the option holder has held the shares of common stock for more than one year. Otherwise, the capital gain or loss will be short-term.

If an option holder tenders shares of common stock in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares of common stock tendered, even if the shares of common stock tendered were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares of common stock pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares of common stock tendered will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the shares of common stock received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock. The excess of the fair market value of the shares of common stock received upon the exercise of the option over the exercise price will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Stock Appreciation Rights

The grant of SARs generally will not result in taxable income to the grantee. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of common stock received by the grantee. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, provided the Company complies with applicable reporting requirements.

Unrestricted Shares

A grantee of unrestricted stock generally will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of grant, reduced by the amount, if any, paid for such shares of common stock. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code.

Upon the grantee’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares of common stock for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalents

Grantees under the 2024 Plan who receive awards of dividend equivalent rights generally will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, it will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards

A distribution of shares of common stock or a payment of cash in satisfaction of a performance award generally will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code.

12

Tax Withholding

Payment of the taxes imposed on awards made under the 2024 Plan may be made by withholding from payments otherwise due and owing to the grantee.

Plan Benefits

As described above, the plan for the shares added to the 2024 Plan through the 2024 Plan Amendment Proposal is to be able to make grants to eligible participants, including to executives, employees, directors, and consultants. However, the amounts that may be received under the 2024 Plan in the future, including the specific grantees of the awards and the amounts that will be allocated to such grantees, are not determinable, as the amendment to the 2024 Plan will not be effective unless and until approved by stockholders, and such amounts will depend on actions of the Board. For details on grants made to our NEOs under the 2024 Plan during the fiscal year ended December 31, 2025, see “Executive Compensation” below.

Explanation of Amendments

Section 4.1 of the 2024 Plan currently provides as follows:

“Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 40,000,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

The Board has authorized and approved an increase in the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan from 58,951,432 shares of common stock to 158,951,432 shares of common stock. In the event that the 2024 Plan Amendment Proposal is approved by our stockholders at the Special Meeting, Section 4.1 of the 2024 Plan will, thereafter, read in its entirety as follows:

“Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 140,000,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

Vote Required

The affirmative vote of the majority of the common stock present in person or represented by proxy at the Special Meeting and entitled to vote is required to approve the 2024 Plan Amendment Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as a vote against the 2024 Plan Amendment Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2024 PLAN AMENDMENT PROPOSAL.

13

Director Compensation

Our non-employee directors received no compensation during the fiscal year ended December 31, 2025. Dr. Saadi, who serves as our Chief Executive Officer and Chairperson of the Board, receives no additional compensation for his service as a director. This discussion and the discussion under “Executive Compensation” below may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation practices. Actual compensation practices in the future may differ materially from the forward-looking statements included in this discussion.

The following table provides information regarding the stock awards granted to our non-employee directors that were outstanding as of December 31, 2025:

Name	RSUs (#) (1)
Jeffrey Feike	180,000
Keow Lin Goh	180,000
Curtis Patton	180,000
Susan Podlogar	180,000
Victor Sordillo	195,354

(1)	On December 21, 2024, we granted to each non-employee director an award of 240,000 RSUs, which vest ratably in four equal annual installments beginning on January 1, 2025 subject to each grantee’s continued service, and on December 20, 2024, we granted to Mr. Sordillo an additional 240,000 RSUs, which vested immediately, in recognition of the value of his past service on the Board (collectively, the “December 2024 RSUs”). Under the terms of the Merger Agreement, each RSU with respect to shares of the common stock of Tevogen Bio (each “Tevogen Bio RSU”) that was unvested at the time of the Closing was canceled and converted into an award under the 2024 Plan with respect to a number of RSUs to be settled in our common stock equal to the product, rounded up to the nearest whole number, of (i) the number of shares of the common stock of Tevogen Bio subject to the Tevogen Bio RSU as of immediately prior to the effective time of the Merger, multiplied by (ii) approximately 4.84 (the “Exchange Ratio”). The numbers in the table above reflect, with respect to each non-employee director, the December 2024 RSUs and, with respect to Mr. Sordillo, an award of RSUs of Tevogen Bio granted on January 5, 2023, of which 7,678, as adjusted to reflect the Exchange Ratio and expressed in shares of common stock, remained unvested and 7,676 had vested but not yet been settled into shares of common stock as of December 31, 2025.

14

Executive Compensation

The following tables and accompanying narrative set forth information about the 2025 and 2024 compensation provided to our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2025. These executive officers consist of Dr. Ryan Saadi, our Chief Executive Officer, Kirti Desai, our Chief Financial Officer, and Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, and are referred to in this section as our “named executive officers” or “NEOs.”

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)		All Other Compensation ($)	Total ($)
Ryan Saadi, M.D., M.P.H. Chief Executive Officer	2025	501,000	9,920,000	(2)	0	10,421,000
	2024	501,000	87,263,783	(3)	0	87,764,783
Kirti Desai Chief Financial Officer	2025	300,000	930,000	(2)	0	1,230,000
	2024	300,000	0		0	300,000
Neal Flomenberg, M.D. Chief Scientific Officer and Global R&D Lead	2025	350,000	372,000	(2)	0	722,000
	2024	350,000	0		0	350,000

(1)	The amounts in this column reflect the full grant date fair value of RSUs computed in accordance with ASC 718, excluding estimates of forfeitures related to service-based vesting conditions. See our discussion of “Stock-Based Compensation” under Note 11 to our audited consolidated financial statements included in the 2024 Form 10-K for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” in the 2024 Form 10-K. The amount reported reflects the accounting cost for the RSUs and does not correspond to the actual value that may be recognized by the applicable grantee in connection with each award.

(2)	On June 27, 2025, the Company granted 8,000,000 shares of restricted common stock (“Restricted Stock”) to Dr. Saadi, 750,000 shares of Restricted Stock to Mr. Desai, and 300,000 shares of Restricted Stock to Dr. Flomenberg (the “June 2025 Awards”), the terms of which are described below under “—Narrative Disclosure to Summary Compensation Table—Equity Compensation.” The fair value per share for the June 2025 Awards was determined to be $1.24 per share, equivalent to the closing price of the Company’s stock on the grant date, resulting in a total grant date fair value of $9,920,000 with respect to Dr. Saadi, $930,000 with respect to Mr. Desai, and $372,000 with respect to Dr. Flomenberg. The fair values of the June 2025 Awards as of December 31, 2025, were $2,640,000 for Dr. Saadi, $247,500 for Mr. Desai, and $99,000 for Dr. Flomenberg, based on a closing price per share of $0.33 on that date.

(3)	Further to a condition to the Closing pursuant to the Merger Agreement, on the Closing Date, the Company issued an aggregate of 19,348,954 RSUs under the 2024 Plan to Dr. Saadi (the “Special RSU Award”), the terms of which are described below under “—Narrative Disclosure to Summary Compensation Table—Equity Compensation.” The fair value per share for the Special RSU Award was determined to be $4.51 per share, equivalent to the closing price of the Company’s stock on the Closing Date, resulting in a total grant date fair value of $87,263,783. The fair value of the Special RSU Award as of December 31, 2025, was $6,385,155, based on a closing price per share of $0.33 on that date.

15

Narrative Disclosure to Summary Compensation Table

Base Salary

The named executive officers receive base salaries to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The annual base salaries for Dr. Saadi, Mr. Desai, and Dr. Flomenberg for 2025 were $501,000, $300,000, and $350,000, respectively, unchanged from their 2024 base salaries.

Equity Compensation

On June 27, 2025, the Company granted the June 2025 Awards to our named executive officers. The June 2025 Awards vest in four equal annual installments beginning on June 27, 2032 with respect to Dr. Saadi and in three equal annual installments beginning on June 27, 2030 with respect to Mr. Desai and Dr. Flomenberg. Pursuant to the terms of the June 2025 Awards, the grantees are entitled to vote the Restricted Stock, but such shares may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of prior to vesting, subject to automatic forfeit.

Further to a condition to the Closing pursuant to the Merger Agreement, the Company granted the Special RSU Award to Dr. Saadi on the Closing Date. The 19,348,954 shares underlying the Special RSU Award represented approximately 10% of our common stock, calculated on a fully diluted basis, at the time of the grant. Upon grant, the RSUs immediately settled in Restricted Stock, the restrictions on which are not scheduled to begin to lapse until seven years after grant. The restrictions will lapse in four equal annual installments beginning on February 14, 2031, subject to Dr. Saadi’s continuous service through the applicable vesting date. Pursuant to the terms of the Special RSU Award, Dr. Saadi is entitled to vote the Restricted Stock, but such shares may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered prior to vesting, subject to automatic forfeit.

With respect to the June 2025 Awards, in the event a grantee’s service terminates due to such grantee’s death or disability, the shares of Restricted Stock will immediately become fully vested as of the date of such termination. With respect to the June 2025 Awards and the Special RSU Award, each grantee will automatically forfeit all unvested Restricted Stock in the event such grantee’s service terminates for any reason (other than the grantee’s death or disability with respect to the June 2025 Awards) prior to vesting or such grantee is determined to have engaged in Conduct Detrimental to the Company (as defined in the applicable award agreement) during such grantee’s service to the Company. In addition, in the event that such grantee is determined to have engaged in Conduct Detrimental to the Company during such grantee’s service with the Company or in the 12-month period thereafter, such grantee will owe the Company a cash payment or forfeiture of shares of common stock with respect to shares that vested in the 12 months prior to the conduct, regardless of whether such grantee still owns the shares at the time of the determination. The Restricted Stock is subject to accelerated vesting in the event of a Change in Control (as defined in the 2024 Plan) in which the Restricted Stock is not assumed or continued.

From time to time, we grant equity awards as incentives to attract, retain, and motivate our named executive officers. Prior to the Closing, we granted equity awards under the Tevogen Bio Inc 2020 Equity Incentive Plan (the “2020 Plan”). In connection with the consummation of the Business Combination, we adopted the 2024 Plan and no longer grant awards pursuant to the 2020 Plan. Each RSU award granted under the 2020 Plan that was outstanding and unvested as of the Closing Date was automatically canceled in connection with the Closing and converted into an award under the 2024 Plan with respect to our common stock. Such converted awards remained subject to the same terms and conditions as set forth under the applicable award agreement prior to the Closing.

16

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our named executive officers that were outstanding as of December 31, 2025. Our named executive officers did not hold any outstanding stock options as of December 31, 2025.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ryan Saadi	27,348,954	(1)	$9,025,155	(4)
Kirti Desai	750,000	(2)	$247,500	(4)
Neal Flomenberg	542,404	(3)	$178,993	(4)

(1)	Reflects the June 2025 Award and the Special RSU Award.

(2)	Reflects the June 2025 Award.

(3)	Reflects the June 2025 Award and an award of 100,000 RSUs of Tevogen Bio originally granted on July 14, 2023 (the “2023 Flomenberg Award”), 50% of which remained unvested as of December 31, 2025, adjusted to reflect the Exchange Ratio and expressed in shares of common stock. The vesting of the 2023 Flomenberg Award requires the satisfaction of both a service-based condition and a performance-based condition (the “Liquidity Event Condition”). The Liquidity Event Condition was satisfied by the consummation of the Business Combination. The 2023 Flomenberg Award vested with respect to 25% of the RSUs on July 14, 2024 and 25% of the RSUs on July 14, 2025, and will vest with respect to additional tranches of 25% on each anniversary thereof, subject to continued service. In addition, as of December 31, 2025, Mr. Flomenberg held 121,204 RSUs that had vested but had not yet been settled into shares of common stock.

(4)	Computed by multiplying the closing price of $0.33 per share of the common stock on December 31, 2025 by the number of RSUs.

Anti-Hedging and Anti-Pledging Policy

Under our Insider Trading Policy, our directors, officers, and employees are prohibited from engaging in the following transactions at any time: (i) short-term trading of our securities; (ii) short sales of our securities; (iii) transactions in put options, call options, or other derivative securities, on an exchange or in any other organized market; (iv) hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities; (v) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan; and (vi) standing and limit orders, unless the order is limited to a short duration and otherwise complies with certain other restrictions and procedures outlined in our Insider Trading Policy. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to the 2024 Form 10-K.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not have any formal policy or practice with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments, and have never granted such awards. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	-	-	9,469,839
Equity compensation plans not approved by security holders	-	-	-
Totals	-	-	9,469,839

(1) Consists of shares available for future issuance under our 2024 Plan. The number of shares available for issuance under the 2024 Plan increases annually on January 1 of each calendar year (beginning in 2025 and ending in 2034) by an amount equal to the lesser of (i) a number of shares of common stock equal to 5.0% of the total number of shares of common stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of common stock as determined by the Board.

17

PROPOSAL NO. 2:

amendment to the certificate of incorporation

to effect THE REVERSE STOCK SPLIT

Overview

On September 23, 2025, we received a written notice (the “Nasdaq Notification”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we are not in compliance with Nasdaq Listing Rule 5450(a)(1) (“Rule 5450(a)(1)”) because the average closing bid price of our common stock was less than $1.00 per share over a consecutive 30 trading-day period. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A) the Company has a period of 180 calendar days from receipt of the Nasdaq Notification, or until March 23, 2026, to regain compliance with Rule 5450(a)(1), during which time the Company’s common stock will continue to be listed on Nasdaq.

Although we continue to monitor the closing bid price for shares our common stock and to assess potential actions to regain compliance with Rule 5450(a)(1), the Board has determined that it would be advisable and in the best interests of the Company and our stockholders to provide the Board with authority to effect a reverse stock split of all shares of our common stock issued and outstanding to maintain our listing on Nasdaq.

On January 15, 2026, the Board unanimously approved, adopted, and declared advisable, and recommended to our stockholders that they approve at this Special Meeting, a proposed amendment to our certificate of incorporation (the “Certificate”) to effect a reverse stock split of our common stock at a ratio between 1-for-25 and 1-for-85 (the “Reverse Stock Split”). The Reverse Stock Split would not reduce the number of authorized shares of our common stock.

If approved by our stockholders at the Special Meeting, at the discretion of the Board and as further described below, the Company would effect the Reverse Stock Split by causing the filing of the amendment to the Certificate, a copy of which is attached as Annex B to this proxy statement (the “Reverse Stock Split Amendment”), with the Secretary of State of the State of Delaware.

As described below, the Board, in its discretion, may also determine not to effect the Reverse Stock Split. If our stockholders approve the Reverse Stock Split Proposal at this Special Meeting, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

If approved by our stockholders, the Reverse Stock Split Proposal would permit, but would not require, the Board to effect a Reverse Stock Split of our common stock issued and outstanding by a ratio between 1-for-25 and 1-for-85, with the final ratio to be set in the discretion of the Board, without further stockholder approval, in the manner described herein (such final ratio, the “Reverse Stock Split Ratio”). The par value per share of our common stock and our preferred stock would remain unchanged at $0.0001. The following description of the proposed amendment is a summary and is subject to the full text of the Reverse Stock Split Amendment. See “—Implementation of the Reverse Stock Split” and “—Effect on Common Stock” below for more information.

The Board has recommended approval of the Reverse Stock Split Proposal primarily to provide the Board with authority to effect a reverse stock split to maintain our listing on Nasdaq. We cannot provide assurance, however, that a reverse stock split would achieve its intended or desired benefits, and we strongly encourage you to review the discussion below under “—Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split.”

18

Reasons for the Reverse Stock Split

To Meet Certain Continued Listing Requirements of Nasdaq

Our common stock and publicly traded warrants currently trade on Nasdaq. Nasdaq has requirements for our equity securities to remain listed on Nasdaq, including Rule 5450(a)(1), which provides that a company will be below compliance standards if the average closing bid price of a security remains below $1.00 over a period of 30 consecutive trading days. On September 23, 2025, we received the Nasdaq Notification, which informed us that the Company did not satisfy the continued listing standard set forth in Rule 5450(a)(1) as the average closing bid price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period. We were automatically provided with a six-month period to regain compliance with Rule 5450(a)(1). To regain compliance, the closing bid price of our common stock must be at least $1.00 per share for a minimum of 10 consecutive trading days (and up to generally not more than 20 consecutive business days, at the discretion of the staff of Nasdaq) at any time prior to the expiration of the 180 calendar day period, in addition to otherwise satisfying Nasdaq’s requirements for listing. If the Company does not regain compliance with Rule 5450(a)(1) within the 180 calendar day period, it may transfer to the Nasdaq Capital Market, provided that it meets the applicable requirements for initial listing on the Nasdaq Capital Market other than the closing bid price requirement and provided that the Company provides written notice of its intention to cure the closing bid price deficiency during an additional 180 calendar day compliance period. Nasdaq may determine that the Company is unlikely to be able to cure the deficiency. In that event, or if the Company does not regain compliance during the initial 180 calendar day period and determines not to submit a transfer application and make the required written notice, Nasdaq will commence suspension and delisting procedures. The Company may appeal any delisting determination to a Nasdaq Hearings Panel. By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our common stock could be delisted from Nasdaq.

Our Board has considered the potential harm to our Company and our stockholders should Nasdaq delist our common stock. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or for other reasons. The liquidity and market prices of our publicly traded warrants could also be adversely affected. Delisting could cause other adverse consequences, such as difficulties in raising capital and in providing stock-based incentives to attract and retain personnel. Delisting could also impair our reputation and our relationships. In addition, our common stock could be deemed to be a “penny stock,” which could result in reduced levels of trading in our common stock, and we would also become subject to additional state securities regulations in connection with any sales of our securities. The Board believes that the Reverse Stock Split is a potentially effective means for us to increase the per-share market price of our common stock and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

To Potentially Improve the Marketability and Liquidity of our Common Stock

Our Board believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and the ability for brokers to facilitate certain transactions in our common stock and encourage interest and trading in our common stock.

To Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

We believe that the Reverse Stock Split and an increase in our stock price may make our common stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our common stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

19

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. Our Board believes, however, that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will lead to a sustained increase in our stock price. There can be no assurance that the total market capitalization of our common stock (the aggregate value of all of our outstanding common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per-share market price of our common stock following the Reverse Stock Split will either equal or exceed the current per-share market price over the long term.

As of January 15, 2026, the latest practicable date, the closing sale price of our common stock on Nasdaq was $0.3264 per share. The Reverse Stock Split, if effected, will increase the market price per share of our common stock proportionately with the ratio of the Reverse Stock Split. We cannot assure you, however, that the market price per share of our common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the market price per share of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. Accordingly, the total market capitalization of our common stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per-share trading price that would attract investors who do not trade in lower-priced stocks.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per-share trading price of our common stock. Even if we implement the Reverse Stock Split, however, the per-share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions, the market perception of our business, and any future sales under the Sales Agreement with A.G.P./Alliance Global Partners, may adversely affect the per-share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per-share trading price of our common stock will increase following the Reverse Stock Split, or that the per-share trading price of our common stock will not decrease in the future. Although no assurances are possible concerning the trading price of our common stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our common stock after the Reverse Stock Split, our intention in determining the Reverse Stock Split Ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per-share market price of our common stock immediately after the Reverse Stock Split. Whether the price of our common stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our common stock.

The proposed Reverse Stock Split may reduce the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per-share trading price does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if we implement the Reverse Stock Split, our common stock will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not improve because of the Reverse Stock Split and could be adversely affected by a higher per-share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

20

Determination of Reverse Stock Split Ratio

In determining the reverse stock split ratio to be implemented (if any), we expect that the Board will consider a variety of factors, including:

●	the projected impact of the Reverse Stock Split Ratio on our ability to continue our common stock’s listing on Nasdaq;

●	prevailing stock market conditions, general economic conditions, and other conditions prevailing in our industry;

●	our market capitalization (including the number of outstanding shares of our common stock);

●	our common stock price prior to the Reverse Stock Split, and the expected trading price and volume of our common stock following the Reverse Stock Split; and

●	the factors described above under the heading “Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split.”

The Board will consider the conditions, information, and circumstances existing at the time when it determines whether to implement a Reverse Stock Split and, if it decides to implement a Reverse Stock Split, which of the Reverse Stock Split Ratios approved by stockholders to use. We believe that granting the Board the discretion to choose the Reverse Stock Split Ratio among a range of ratios approved by stockholders is essential because it allows the Board to take the above factors, among others, into consideration and to react to changing market conditions.

If the Board decides to implement the Reverse Stock Split, we will make a public announcement regarding the Reverse Stock Split Ratio selected by the Board.

Implementation of the Reverse Stock Split Ratio

If our stockholders approve the Reverse Stock Split Proposal, the Board would retain the discretion to effect, or not to effect, the Reverse Stock Split. If the Board, in its discretion, determines to effect the Reverse Stock Split, then the Board will determine at what ratio to effect the Reverse Stock Split. The Reverse Stock Split would be implemented by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would be effective immediately upon filing or at such time as the Company may specify at the time of filing (the “Effective Time”). By approving the Reverse Stock Split Proposal, you will approve the Reverse Stock Split Amendment, subject to the discretion of the Board to abandon it.

If our stockholders approve the Reverse Stock Split Proposal, no further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. By voting in favor of the approval of the Reverse Stock Split Proposal, each stockholder is expressly also authorizing the Board to determine not to proceed with, and to abandon, the Reverse Stock Split Amendment if it should so decide.

Principal Effects of the Implementation of the Reverse Stock Split

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all our issued shares of common stock and other securities exercisable or exchangeable for, or convertible into, common stock. Any fractional shares of common stock that would otherwise be issuable because of the Reverse Stock Split will be paid out in cash as described below under “—Mechanics of the Reverse Stock Split—Fractional Shares.” The Reverse Stock Split will affect all shares of common stock uniformly and (subject to the treatment of fractional shares) will not affect any stockholder’s percentage ownership interest in the Company or any stockholder’s proportionate voting power.

21

Under the Certificate, our authorized capital stock currently consists of 800,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share. Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares in proportion to the Reverse Stock Split Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. If we issue these shares, the ownership interest of holders of our common stock may be diluted. We may issue such shares to raise capital or as consideration in acquiring other businesses or establishing strategic relationships with other companies, among other potential purposes. Such transactions may be effected using shares of our common stock or other securities convertible into or exercisable for shares of our common stock or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Effect on Common Stock

If approved by our stockholders at the Special Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on holders of common stock would be that:

●	the issued and outstanding shares of common stock owned by a stockholder would be combined into a lower number of shares of common stock based on the Reverse Stock Split Ratio, with any fractional shares being treated as described under “—Mechanics of the Reverse Stock Split—Fractional Shares” below;

●	the total number of issued and outstanding shares of common stock would be reduced based on the Reverse Stock Split Ratio, with any fractional shares being treated as described under “—Mechanics of the Reverse Stock Split—Fractional Shares” below;

●	the number of authorized shares of common stock would not be changed, but the number of authorized and unissued shares of our common stock available for future issuance would be increased; and

●	the par value per share of our common stock and preferred stock would remain unchanged at $0.0001.

Tabular Illustration of Effect of the Reverse Stock Split

The following table contains information, based on share information as of the date hereof, relating to our common stock based on the Reverse Stock Split and assuming that the Reverse Stock Split Amendment is approved by stockholders at the Special Meeting and implemented by the Board, in its discretion. The table below sets forth, for illustrative purposes only, certain effects of potential Reverse Stock Split Ratios of 1-for-25, 1-for-40, 1-for-55, 1-for-70, or 1-for-85, including on shares of our common stock issuable pursuant to outstanding preferred stock, warrants, and RSUs.

22

	Pre-Reverse Stock Split Amendment	Post-Reverse Stock Split Amendment
		Reverse Stock Split Ratio:
		1-for-25	1-for-40	1-for-55	1-for-70	1-for-85
Authorized shares of common stock	800,000,000	800,000,000	800,000,000	800,000,000	800,000,000	800,000,000

Outstanding shares of common stock	201,417,282	8,056,691	5,035,432	3,662,132	2,877,390	2,369,615

Shares of common stock issuable upon conversion of preferred stock
Series A Preferred Stock	500,000	20,000	12,500	9,091	7,143	5,882
Series C Preferred Stock(1)	9,721,322	388,853	243,033	176,751	138,876	114,368

Shares of common stock issuable upon exercise of warrants	17,974,978	718,999	449,374	326,818	256,785	211,470

Shares of common stock issuable upon settlement of restricted stock units	993,426	39,737	24,836	18,062	14,192	11,687

(1) Based on a floor price for conversion of $0.6172 per share.

Effect on Equity Compensation Plans and Outstanding Equity Awards

If approved by our stockholders at the Special Meeting and implemented by the Board, in its discretion, the principal effects of the Reverse Stock Split Amendment on the holders of RSUs and other securities granted or issued and outstanding under the 2024 Plan would be as follows:

●	RSUs and Other Equity-Based Awards: The number of shares issuable under outstanding RSUs and all other outstanding equity-based awards would be reduced proportionately by the Reverse Stock Split Ratio; and

●	Shares Available for Issuance under the 2024 Plan: The number of shares of common stock available for future issuance under the 2024 Plan (including the additional shares that will be available if our stockholders approve the 2024 Plan Amendment Proposal) would be reduced proportionately.

Effect on Warrants

The number of shares purchasable upon exercise of each warrant would be reduced proportionately and the exercise price would be correspondingly adjusted by multiplying the exercise price immediately prior to such adjustment by a fraction (x) the numerator of which would be the number of shares purchasable upon the exercise of each warrant immediately prior to such adjustment, and (y) the denominator of which would be the number of shares so purchasable immediately thereafter.

Accounting Matters

The Reverse Stock Split Amendment would not affect the par value of our common stock, which will remain at $0.0001 per share. As a result, the stated capital on our balance sheet attributable to common stock, which consists of the par value per share of common stock multiplied by the aggregate number of shares of common stock issued as of the date of such balance sheet, will be reduced in proportion to the Reverse Stock Split Ratio upon implementation (subject to minor adjustments in respect of the treatment of fractional shares). Our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently issued shares of common stock, will be credited with the corresponding amount by which the stated capital is reduced.

23

Our total stockholders’ equity, in the aggregate, would remain unchanged as a result of the Reverse Stock Split. After the implementation of the Reverse Stock Split, our net income or net loss per share and the net book value per share of common stock would increase, as compared to the per-share amounts absent the Reverse Stock Split, because there will be fewer shares of common stock outstanding. All historic and per-share amounts in our financial statements and related footnotes (for periods after the Reverse Stock Split and, on a pro forma basis, for periods prior to the Reverse Stock Split) in future SEC filings will be revised to reflect the Reverse Stock Split.

Effect on Preferred Stock

The conversion price applicable to our issued and outstanding preferred stock in effect immediately before the Reverse Stock Split would be proportionately increased so that the number of shares issuable on conversion of each share of preferred stock would be decreased in proportion to such decrease in the aggregate number of shares of common stock issued and outstanding.

Mechanics of the Reverse Stock Split

Effect on Street Name Stockholders

Upon the Reverse Stock Split, we intend to treat shares held by street name stockholders through a bank, broker, or other nominee in the same manner as stockholders of record. Banks, brokers, or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock as street name stockholders. These banks, brokers, or other nominees may, however, have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker, or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker, or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock

Stockholders may hold some or all of their common stock electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each holder of shares of common stock would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

Stockholders should be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

24

Continued SEC Reporting Requirements and Nasdaq Stock Listing

After the Effective Time, we would continue to be subject to periodic reporting and other requirements under the Exchange Act and our common stock and public warrants would continue to be listed on Nasdaq under the symbol “TVGN” and “TVGNW,” respectively.

New CUSIP Numbers

After the Effective Time, the post-Reverse Stock Split shares of common stock would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities. We do not currently expect that the Company’s public warrants will require a new CUSIP number after the Effective Time.

No Going-Private Transaction

The Reverse Stock Split is not intended to be a first step in a series of steps leading to a “going private transaction” pursuant to Rule 13e-3 under the Exchange Act. Implementing the Reverse Stock Split would not be reasonably likely to result in, and would not have a purpose to produce, a “going private” effect.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split Proposal and the potential effect of the issuance of shares pursuant to the 2024 Plan, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Anticipated Impact on Dividend

The Company has not historically paid dividends to stockholders. Although the Board reserves the right to change the Company’s dividend policy in the future, the Board does not currently anticipate that the Reverse Stock Split, if implemented by the Board, in its discretion, would result in a change to the Company’s dividend policy.

No Appraisal or Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Certain U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to U.S. stockholders (as defined below) but does not purport to be a complete analysis of all potential tax effects that may be relevant to U.S. stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a U.S. stockholder. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each U.S. stockholder is urged to consult with his, her, or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

25

This summary is limited to U.S. stockholders who hold shares of our common stock prior to the Reverse Stock Split (“Old Shares”) and the shares of our common stock immediately after the Reverse Stock Split (“New Shares”) as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. stockholder. In addition, it does not address consequences relevant to U.S. stockholders that are subject to particular rules, including:

●	persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;
●	persons whose functional currency is not the U.S. dollar;
●	persons holding our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
●	persons who are former U.S. citizens or long-term residents;
●	banks, insurance companies, and other financial institutions;
●	mutual funds, real estate investment trusts, or regulated investment companies;
●	brokers, dealers, or traders in securities;
●	tax-exempt organizations or governmental organizations;
●	persons deemed to sell our common stock under the constructive sale provisions of the Code;
●	persons who hold or receive our common stock (including any restricted shares of our common stock) pursuant to the exercise of any employee stock options or otherwise as compensation;
●	persons who are subject to special tax accounting rules under Section 451(b) of the Code;
●	persons who hold our common stock as “qualified small business stock” pursuant to Section 1202 of the Code; and
●	tax-qualified retirement plans.

As noted above, this discussion is limited to stockholders that are U.S. stockholders. For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;
●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. The following discussion also does not address any U.S. federal income or other tax consequences that may affect non-U.S. stockholders that participate in the Reverse Stock Split, including the potential for any U.S. withholding taxes that may be imposed on any cash paid in lieu of a fractional New Share (potentially at up to a 30% rate, or such lower rate as may be specified by an applicable income tax treaty).

26

ALL STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Stockholders

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Cash in Lieu of Fractional Shares

In general, a U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash. Such a U.S. stockholder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the effective time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split.

Special rules under Section 302 of the Code may apply to cause all or a portion of the cash received in lieu of a fractional share to be taxable as a distribution under Section 301 of the Code (rather than as a sale or exchange) with respect to certain shareholders who own more than a minimal amount of common stock or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to backup withholding (at the current applicable rate of 24%) on the payment of such cash if they do not provide an IRS Form W-9 in the manner required or otherwise fail to comply with applicable backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required

Approval of the Reverse Stock Split Proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect of the outcome of the vote on this proposal. Given that this proposal is considered a routine proposal, however, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

27

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of common stock as of January 14, 2026, by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the vesting of RSUs, within 60 days of January 14, 2026. Shares subject to RSUs that vest within 60 days of January 14, 2026 are considered outstanding and beneficially owned by the person holding such RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of the common stock is based on 201,417,282 shares issued and outstanding as of January 14, 2026.

Name and Address of Beneficial Owner	Number of Shares of Tevogen Common Stock		%
5% Holders
Manmohan Patel, MD	20,825,960.85	(1)	9.99%
Tevogen Directors and Named Executive Officers(2)
Ryan Saadi	124,478,377.322	(3)	61.80%
Kirti Desai	10,149,186	(4)	5.04%
Neal Flomenberg	3,653,205	(5)	1.81%
Jeffrey Feike	701,771	(6)	*
Keow Lin Goh	313,923	(6)	*
Curtis Patton	1,089,618	(6)	*
Susan Podlogar	313,924	(6)	*
Victor Sordillo	456,961	(7)	*
All Tevogen directors and executive officers as a group (9 individuals)	142,326,583.322	(8)	70.51%

* Less than 1%

(1)	Includes 500,000 shares issuable upon conversion of Series A Preferred Stock, 600,000 shares issuable upon conversion of Series A-1 Preferred Stock, and 6,330,788 shares issuable upon conversion of Series C Preferred Stock (after operation of a 9.99% beneficial ownership limitation) that is held by The Patel Family, LLP (the “Patel Family”) or that the Patel Family has the right to acquire within 60 days of January 14, 2026. Dr. Patel may be deemed to beneficially own the shares of common stock issuable upon conversion of the Preferred Stock as well as 1,717,479 shares of common stock held by the Patel Family. The business address of the Patel Family and Dr. Patel is 5 Jennie Court, Cedar Grove, New Jersey 07009. Dr. Patel is the spouse of the managing member of the Patel Family.
(2)	The address of each of these individuals is c/o Tevogen Bio Holdings Inc., 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059.
(3)	Includes 193,923 shares of common stock held by Dr. Saadi’s wife and an aggregate of 27,348,954 shares of restricted common stock, the terms of which are described above under “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Equity Compensation.”
(4)	Includes 750,000 shares of restricted common stock, the terms of which are described above under “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Equity Compensation.”
(5)	Includes 300,000 shares of restricted common stock, the terms of which are described above under “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Equity Compensation,” and 121,202 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(6)	Includes 60,000 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(7)	Includes 67,676 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(8)	Includes an aggregate of 28,598,954 shares of restricted common stock, the terms of which are described above under “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Equity Compensation,” and 428,878 shares of common stock underlying RSUs that have vested but remain subject to settlement.

28

Questions and Answers

Why am I receiving these materials?

The Board is furnishing these proxy materials to you by mail in connection with the solicitation of proxies for use at our Special Meeting, or at any adjournment or postponement of the Special Meeting, on behalf of the Company. The Special Meeting will occur on February 19, 2026 at 11:00 a.m. Eastern Time via live webcast online at www.virtualshareholdermeeting.com/TVGN2026SM.

What is included in these materials?

These materials include this Proxy Statement for the Special Meeting. We expect to commence mailing these proxy materials to our security holders on or about January [__], 2026.

What is the purpose of the Special Meeting?

For stockholders to vote on the following proposals:

1.	Approve an amendment to the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 100 million (the “2024 Plan Amendment Proposal”);

2.	Approve an amendment to our certificate of incorporation to effect a reverse stock split of our shares of common stock that are issued and outstanding at a ratio between 1:25 and 1:85, with an exact ratio and to be effected at such time, if at all, as determined by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

3.	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

●	“FOR” the 2024 Plan Amendment Proposal; and

●	“FOR” the Reverse Stock Split Proposal.

Who is entitled to vote at the Special Meeting?

Holders of our common stock as of the Record Date may vote at the Special Meeting. As of the Record Date, there were [__] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter described in this Proxy Statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us. As a stockholder of record, you may vote your shares virtually at the Special Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy materials were forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following their instructions for voting.

29

How can I vote my shares?

If you are a stockholder of record, you may vote:

●	Online. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Phone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

●	At the Virtual Special Meeting. You may vote virtually at the Special Meeting.

Internet and phone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on February 18, 2026.

If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “voting instruction form” sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

●	Online. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Phone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee.

●	At the Virtual Special Meeting. If you wish to vote virtually, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank, or other nominee.

If you received more than one proxy card, then you hold shares of Tevogen common stock in more than one account. You should vote online, by phone, by mail, or virtually at the Special Meeting for all shares held in each of your accounts.

If I submit a proxy, how will it be voted?

If you are a stockholder of record and do not vote online, by completing and mailing a proxy card, by phone, or virtually during the Special Meeting, your shares will not be voted.

If you properly complete and return a proxy card or vote online or by phone, the designated proxy holders, Dr. Ryan Saadi and Kirti Desai, will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote online or phone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:

●	“FOR” the 2024 Plan Amendment Proposal;

●	“FOR” the Reverse Stock Split Proposal;

30

If the Special Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

●	Written notice to our Chief Financial Officer;

●	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or online; or

●	Voting virtually at the Special Meeting.

If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote virtually at the Special Meeting if you obtain a legal proxy as described above.

What are my voting choices when voting ON THE 2024 PLAN AMENDMENT PROPOSAL, and what vote is needed to APPROVE the 2024 PLAN AMENDMENT PROPOSAL?

In voting on the 2024 Plan Amendment Proposal, stockholders may vote in favor of or against the proposal, or may abstain from voting on the proposal. The affirmative vote of the majority of the common stock present in person or represented by proxy at the Special Meeting and entitled to vote is required to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

What are my voting choices when voting ON THE REVERSE STOCK SPLIT PROPOSAL, and what vote is needed to APPROVE the REVERSE STOCK SPLIT PROPOSAL?

In voting on the Reverse Stock Split Proposal, stockholders may vote in favor of or against the proposal, or may abstain from voting on the proposal. Approval of this proposal requires that the votes cast for the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal since we expect brokers to have discretionary authority to vote on this proposal.

How do I attend the Special Meeting?

The Special Meeting will be held on Thursday, February 19, 2026, at 11:00 a.m. Eastern Time. The Special Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/TVGN2026SM, where you will be able to vote electronically and submit questions. You will not be able to attend the Special Meeting in person. You will need the 16-digit control number on your proxy card or voting instruction form to participate in the Special Meeting.

How can I participate and ask questions at the Special Meeting?

In order to submit a question at the Special Meeting, you will need your 16-digit control number. You may log in to the Special Meeting website 15 minutes before the start of the Special Meeting and submit questions online. If you would like to submit a question during the Special Meeting, once you have logged into the webcast, simply click on the “Q&A” icon on the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

31

What if I have technical or other “IT” problems logging into or participating in the Special Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process, call one of the appropriate numbers noted at the bottom of the login page.

What documentation must I provide to vote online at the Special Meeting?

If you are a stockholder of record and provide your 16-digit control number when you access the meeting, you may vote all shares registered in your name during the Special Meeting audio webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank, or other institution for your benefit), you must follow the instructions provided by the broker, bank, or other nominee that holds your shares.

What constitutes a quorum at the Special Meeting?

The presence, virtually in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Special Meeting is required to conduct business at the Special Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by phone or online, or if you attend the Special Meeting.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the Reverse Stock Split Proposal, even if they do not receive voting instructions from you.

What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

	Proposal	Vote Required	Broker Discretionary Voting Allowed?
1.	2024 Plan Amendment Proposal	Majority of shares present and entitled to vote	No

2.	Reverse Stock Split Proposal	Votes cast FOR the proposal exceed the votes cast AGAINST the proposal	Yes

What is the impact of abstentions, withhold votes, and broker non-votes?

Abstentions, withhold votes, and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists. They will have the effect of a vote “AGAINST” the 2024 Plan Amendment Proposal and will have no effect on the outcome of the Reverse Stock Split Proposal. However, we do not expect any broker non-votes in connection with the Reverse Stock Split Proposal since we expect brokers to have discretionary authority to vote on this proposal without voting instructions from beneficial owners.

32

Who pays for the cost of this proxy solicitation?

We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers, and employees may solicit proxies in person, by phone, or otherwise. These individuals will not be specially compensated.

Does the Company have a policy about directors’ attendance at the Special Meeting?

The Company does not have a policy about directors’ attendance at the Special Meeting, but directors are encouraged to attend.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Special Meeting.

Will a list of stockholders of record as of the Record Date be available?

A list of our stockholders of record as of the close of business on the Record Date will be made available at our offices at the Company’s headquarters at 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059, for ten days before the Special Meeting.

How can I obtain the 2024 Form 10-K and other financial information?

Stockholders can access our 2024 Form 10-K and other financial information free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

33

Additional Information

Stockholder Proposals to be Included in the Proxy Statement for the Next Annual Meeting

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must have been received at the Company’s offices no later than the close of business on December 31, 2025.

Stockholder Nominations and Proposals to be Brought Before the Next Annual Meeting

If you intend to nominate a director or present a proposal for consideration at the 2026 annual meeting of stockholders pursuant to the procedures contemplated in our Bylaws, but you do not intend to have your proposal included in our proxy statement, including if you intend to solicit proxies in support of director nominees other than the Board’s nominees pursuant to Rule 14a-19 under the Exchange Act, you must deliver it not later than 5:00 p.m., Eastern Time, on March 25, 2026 nor earlier than 5:00 p.m., Eastern Time, on February 23, 2026; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after the one-year anniversary date of the previous year’s annual meeting, the proposal must be delivered not later than 5:00 p.m., Eastern Time, on the later of (x) the 90th day prior to the scheduled date of such annual meeting or (y) the tenth day following the day on which public disclosure of the date of such meeting is first made by the Company.

A proposal that does not conform to the requirements above will be considered untimely. Your proposal must be in writing and comply with the proxy rules of the SEC. The notice must contain the information required by the Company’s Bylaws, including, but not limited to, a brief description of the proposal, the reasons for conducting such business, the name and address of the stockholder, the number of shares of the Company’s common stock the stockholder beneficially owns, any material interest of the stockholder in such business, and the information required by Rule 14a-19 under the Exchange Act, if applicable. If the required information is not supplied as provided in the Company’s Bylaws, the proposal will not be considered at the 2026 annual meeting of stockholders. In addition, the Company’s proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials. You should send your nomination or proposal to: Tevogen Bio Holdings Inc., 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059.

As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination for election or reelection of a director must include: (A) such person’s name, age, business address, and current residential address, (B) such person’s principal occupation or employment, (C) the class and number of shares of capital stock of the Company that are owned of record and beneficially by such person, if any, (D) all information relating to such person that would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act (including such person’s written consent to being named as a nominee in any proxy statement and any associated proxy card for the Corporation’s next meeting of stockholders for the election of directors and to serving as a director if elected), and (E) a description of all direct and indirect compensation and other monetary agreements, arrangements, and understandings, written or oral, during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and their respective affiliates and associates, or others acting in concert therewith, on the other hand.

34

Householding

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice of Internet Availability of Proxy Materials (a “Notice”) or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver separate copies of the Notice or the set of our proxy materials upon written or oral request. If you are a record holder and want to receive separate copies of a Notice or set of our proxy materials, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should send your name, the name of your brokerage firm, and your account number by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or calling (866) 540-7095.

Other Business

Our Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

Availability of Proxy Materials

The Proxy Statement and our 2024 Form 10-K are available free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

35

Annex A

FORM OF AMENDMENT TO

TEVOGEN BIO HOLDINGS INC. 2024 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT NO. 1 (this “Amendment”) to the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan (the “Plan”), which increases the number of shares available for issuance under the Plan by one hundred million (100,000,000) shares, was adopted by the Board of Directors (the “Board”) of Tevogen Bio Holdings Inc. (the “Company”) on January 15, 2026, and is effective as of February 19, 2026, the date upon which the Amendment received approval of the stockholders of the Company.

The Plan is hereby amended by deleting Section 4.1 and replacing it in its entirety as follows:

“4.1. Number of Shares Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 140,000,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

* * *

To record adoption of the Amendment of the Plan by the Board as of January 15, 2026, and approval of the Amendment by the stockholders on February 19, 2026, the Company has caused its authorized officer to execute this Amendment to the Plan.

TEVOGEN BIO HOLDINGS INC.

By:
Name:	Kirti Desai
Title:	Chief Financial Officer
Date:	February 19, 2026

A-1

Annex B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

TEVOGEN BIO HOLDINGS INC.

Tevogen Bio Holdings Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:	That the Board of Directors of the Corporation has duly adopted resolutions authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Certificate of Incorporation (this “Amendment”) to combine each [__] outstanding shares of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), into one (1) validly issued, fully paid and non-assessable share of Common Stock.

SECOND:	That this Amendment was duly adopted in accordance with the terms of the Corporation’s Certificate of Incorporation and the provisions of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD:	That upon the effectiveness of this Amendment, the Corporation’s Certificate of Incorporation is hereby amended such that Section 4.01 of ARTICLE IV is amended and restated in its entirety to read as set forth below, with no changes to be made to the subsequent sections of ARTICLE IV:

Section 4.01 Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is eight hundred twenty million (820,000,000), of which eight hundred million (800,000,000) shares shall be shares of common stock having a par value of $0.0001 per share (“Common Stock”) and twenty million (20,000,000) shares shall be shares of preferred stock having a par value of $0.0001 per share (“Preferred Stock”). Except as provided in any certificate of designations of any series of Preferred Stock, the number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders representing at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class or series shall be required therefor. Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [__] shares of the Corporation’s Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors.

FOURTH:	This Amendment shall be effective as of [______], 2026, at [____] Eastern Time (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by Kirti Desai, its Chief Financial Officer, this [___] day of [________], 2026.

TEVOGEN BIO HOLDINGS INC.

By:
Name:	Kirti Desai
Title:	Chief Financial Officer

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TVGN2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82815-Z91908 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEVOGEN BIO HOLDINGS INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date